QUAKER INVESTMENT TRUST (the “Trust”)

Supplement dated April 5, 2012

To the Statement of Additional Information (“SAI”) Dated October 28, 2011

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the SAI. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the SAI.

On March 1, 2012, the Board of Trustees of Quaker Investment Trust (the “Trust”) approved the change of the distributor of the Trust from Quasar Distributors, LLC to Foreside Fund Services, LLC. Effective May 11, 2012, the SAI for the Trust is hereby amended and supplemented to reflect the change in the Trust’s distributor.

Throughout the SAI, all references to “Quasar Distributors, LLC (“Quasar”)” shall be replaced with “Foreside Fund Services, LLC (“Foreside”).”

Former Distributor	New Distributor
Quasar Distributor, LLC	Foreside Fund Services, LLC

Effective immediately, the following language has been added to the section “SALES CHARGE REDUCTIONS AND WAIVERS” on page 53 of the Trust’s SAI.

Shareholders who purchased No-Load class shares of the Funds prior to June 23, 2000, shares of the Event-Driven Fund prior to the Reorganization or shares of the Akros Fund prior to the Akros Reorganization, respectively, must notify their financial services firm or the Fund’s transfer agent at the time of all future purchases if you qualify for the waiver. If shareholders do not notify their financial services firm or the Fund’s transfer agent of their eligibility for the waiver, they may not receive the reduced sales charge for which they would otherwise be eligible. In order to determine shareholders eligibility for a waiver or reduction of a sales charge, they may need to provide their financial services firm or Fund’s transfer agent with information and records, including account statements, of all relevant accounts invested in the Funds.

QKPSSAI 042012